SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   FORM 8-K

                                CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported) June 23, 1998
                                                         -------------

            PaineWebber Income Properties Five Limited Partnership
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

     Delaware                       2-91537                 04-2780287
--------------------------------------------------------------------------------
(State or other jurisdiction)    (Commission                (IRS Employer
        of incorporation          File Number)             Identification No.)



265 Franklin Street, Boston, Massachusetts                       02110
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code (617) 439-8118
                                                   --------------


            (Former name or address, if changed since last report)

                                   FORM 8-K
                                CURRENT REPORT

           PAINE WEBBER INCOME PROPERTIES FIVE LIMITED PARTNERSHIP

ITEM 5 - Other Events

   CARRIAGE HILL VILLAGE APARTMENTS, Randallstown, Maryland

   Event Date - June 23, 1998

      On June 23, 1998, PaineWebber Income Properties Five Limited Partnership (the "Partnership") and its original co-venture partner, JBG/Carriage Hill Village Limited Partnership, purchased the 50% interest of its other co-venture partner, Signature Carriage Hill Village Apartments Limited Partnership ("Signature"), in the Randallstown Carriage Hill Associates Joint Venture (the "Joint Venture"). The Partnership had held a 40% interest and the original co-venture partner had held a 10% interest in the Joint Venture prior to this transaction. After the purchase, the Partnership holds an 80% interest and the original co-venture partner holds a 20% interest.

     On March 19, 1998, the Partnership was notified by Signature that it would be exercising the "buy/sell" provision in the Joint Venture agreement. Under the terms of this provision, this co-venturer, which was admitted to the Joint Venture as part of a 1988 restructuring transaction, had to propose a price at which it would either purchase the other partners' interests in the Venture or agree to the sale of its interest in the Venture to the other partners. The Partnership and its original co-venture partner in the Carriage Hill Joint Venture had 45 days to decide whether to sell their interests to the exercising partner or acquire the interest of the exercising partner at the specified gross sale price for the Venture's assets of approximately $33.3 million. At an equivalent gross sale price of $33.3 million, the net proceeds to the Partnership for the sale of its interest would have been approximately $700,000 after repayment of the outstanding first mortgage debt of $27.4 million, the exercising partner's preferred investment return of approximately $5 million and the original co-venturer's share of the proceeds of $200,000. After a thorough review and analysis, the Partnership and the original co-venturer notified the exercising partner on May 1, 1998 of their decision to buy its interest for approximately $5 million in cash and put up a $300,000 deposit in connection with the pending transaction in accordance with the terms of the Joint Venture agreement. The Partnership obtained its 80% share of the needed $5 million by executing a $4 million demand note to PaineWebber Capital, Inc., an affiliate of the Managing General Partner of the Partnership. The note bears interest at a rate of 6.56% per annum. The loan proceeds will be repaid upon the earlier to occur of the sale of the Greenbrier Apartments, which is also owned by the Partnership and is currently under contract at a price which will generate sufficient proceeds to repay the loan, or the sale of the Carriage Hill Apartments. Now that the Partnership and the original co-venturer have completed the acquisition of the other partner's interest, the parties expect to explore the potential for a possible near-term sale of the Carriage Hill property to a third-party. Management believes that such a sale will result in a gross sale price of greater than $33.3 million.

                                   FORM 8-K

                                CURRENT REPORT

           PAINE WEBBER INCOME PROPERTIES SEVEN LIMITED PARTNERSHIP



ITEM 7 - Financial Statements and Exhibits

   (a)   Financial Statements:  None

   (b)   Exhibits:

      (1) Assignment and Third Amendment to Amended and Restated General Partnership Agreement of Randallstown Carriage Hill Associates by and among Signature Carriage Hill Village Apartments Limited Partnership, JBG/Carriage Hill Village Limited Partnership and PaineWebber Income Properties Five Limited Partnership, dated June 23, 1998.

      (2) Fourth Amendment to Amended and Restated General Partnership Agreement of Randallstown Carriage Hill Associates by and among JBG/Carriage Hill Village Limited Partnership and PaineWebber Income Properties Five Limited Partnership, dated June 23, 1998.

      (3) Assignment and First Amendment to Operating Agreement of Signature Partners, L.L.C. by and among Signature Carriage Hill Village Apartments Limited Partnership, JBG/Carriage Hill Village Limited Partnership and PaineWebber Income Properties Five Limited Partnership, dated June 23, 1998.

      (4) Second Amendment to Operating Agreement of Signature Partners, L.L.C. by and among JBG/Carriage Hill Village Limited Partnership and PaineWebber Income Properties Five Limited Partnership, dated June 23, 1998.

      (5) Indemnity Assumption and Release Agreement by and among Signature Carriage Hill Village Apartments Limited Partnership, JBG/Carriage Hill Village Limited Partnership and PaineWebber Income Properties Five Limited Partnership, dated June 23, 1998.

      (6) Third Amendment to Management Agreement by and among Signature Carriage Hill Village Apartments Limited Partnership, JBG/Carriage Hill Village Limited Partnership and PaineWebber Income Properties Five Limited Partnership, dated June 23, 1998.

                                   FORM 8-K

                                CURRENT REPORT

           PAINE WEBBER INCOME PROPERTIES FIVE LIMITED PARTNERSHIP





                                  SIGNATURE



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


           PAINE WEBBER INCOME PROPERTIES FIVE LIMITED PARTNERSHIP
                                 (Registrant)




                            By: /s/ Walter V. Arnold
                                ---------------------
                                Walter V. Arnold
                                Senior Vice President and
                                Chief Financial Officer







Date:  July 2, 1998

                                  ASSIGNMENT
                                     AND
                               THIRD AMENDMENT
                                      TO
                             AMENDED AND RESTATED
                        GENERAL PARTNERSHIP AGREEMENT
                                      OF
                    RANDALLSTOWN CARRIAGE HILL ASSOCIATES


      THIS ASSIGNMENT AND THIRD AMENDMENT TO AMENDED AND RESTATED GENERAL PARTNERSHIP AGREEMENT OF RANDALLSTOWN CARRIAGE HILL ASSOCIATES (this "Assignment and Third Amendment") is made and entered into effective for all purposes and in all respects as of the 23rd day of June, 1998 (the "Effective Date"), by and among the undersigned parties.

      WHEREAS, the parties hereto heretofore formed a general partnership, known as Randallstown Carriage Hill Associates (the "Partnership");

      WHEREAS, in connection with the formation of the Partnership the parties executed that certain Amended and Restated General Partnership Agreement, made as of July 8, 1988 by and among Signature, JBG and PW (as subsequently amended, the "Agreement");

      WHEREAS, the parties entered into that certain First Amendment to Randallstown Carriage Hill Associates Amended and Restated General
Partnership Agreement made as of July 8, 1988;

      WHEREAS, the parties entered into that certain Second Amendment to Randallstown Carriage Hill Associates Amended and Restated General
Partnership Agreement made as of May 31, 1995;

      WHEREAS, Signature is the legal and beneficial owner of a fifty percent (50%) general partner interest (the "Partnership Interest") in the Partnership;

      WHEREAS, Signature desires to withdraw from the Partnership and to assign its Partnership Interest to JBG and PW;

      WHEREAS, Signature desires to assign a ten percent (10%) interest in the Partnership to JBG and a forty percent (40%) interest in the Partnership to PW;

      WHEREAS, JBG and PW desire to accept, acknowledge, ratify and consent to the withdrawal of Signature and the assignment of Signature's Partnership Interest as provided above;

      WHEREAS, the parties have obtained all necessary consents and taken all actions necessary to effect a valid transfer of the Partnership Interest including but not limited to receiving the consent of the U.S. Department of Housing and Urban Development which consented to this transfer by letter dated June 19, 1998;

      WHEREAS, the parties hereto desire to set forth herein the terms and conditions of their agreements and understandings with respect to the foregoing and certain other matters.

      NOW, THEREFORE, in consideration of the payment by JBG and PW to Signature of the sum of FOUR MILLION, NINE HUNDRED SEVEN THOUSAND, EIGHT HUNDRED FIVE AND 31/100 DOLLARS ($4,907,805.31), of the mutual promises of the parties contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby covenant and agree as follows:

1. A. The preamble hereto is incorporated herein and, by this reference, made a substantive part hereof.

     B. All capitalized terms and phrases not expressly defined herein shall have the meanings ascribed to them in the Agreement.

2. A. As of the effective date of this Assignment and Third Amendment, Signature hereby withdraws from the Partnership.

     B. The undersigned Partners hereby accept, acknowledge, ratify and consent to the withdrawal of Signature.

     C. Signature hereby assigns and transfers unto JBG and PW, and JBG and PW hereby accept, Signature's legal and beneficial right, title and interest in and to the Partnership Interest in the percentage amounts specified above.

3. Signature represents and warrants to JBG and PW that Signature is the legal and beneficial owner of the Partnership Interest, free and clear of any options, contracts, commitments, demands, liens, charges, claims, security interests or encumbrances whatsoever (other than the Agreement), and that it has the full, absolute and entire power and legal right to execute, deliver and perform this Assignment and Third Amendment.

4. JBG and PW, respectively, represent and warrant to Signature that each has the full, absolute and entire power and legal right to execute, deliver and perform this Assignment and Third Amendment.

5. The parties hereto hereby covenant and agree that any of them shall at any time subsequent to the date hereof, and upon the request of any other party, transfer, execute and deliver any and all documents (including, without limitation, any amendments to the Agreement) reasonably required in accordance with the agreements of the parties set forth herein in order to effectuate this Assignment and Third Amendment.

6. From and after the Effective Date, JBG and PW, jointly and severally, together with their successors and assigns, shall defend, indemnify and hold harmless Signature, its officers, directors, owners, agents and employees, against and from any and all actions, suits, claims, demands, liabilities, losses, damages, obligations, costs and expenses (including court costs and attorneys' fees) arising from or in any way connected to the operation or the business of the Partnership.

7. Exhibit A of the Agreement is hereby deleted in its entirety and Exhibit A attached hereto is hereby substituted in lieu thereof.

8. To the extent, if any, that any provision of this Assignment and Third Amendment conflicts with or differs from any provision of the Agreement, such provision of this Assignment and Third Amendment shall prevail and govern for all purposes and in all respects.

9. Except as modified hereby or as required to be consistent herewith, the Agreement and each of its terms and provisions are hereby ratified and confirmed for all purposes and in all respects.

10.  This   Assignment   and  Third   Amendment   may  be  executed  in  several
     counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

11. Signature shall in no way be liable for any expense incurred in preparing and filing for record any amendment of the Agreement or of any mortgage, financing statement or other document necessitated by the withdrawal of Signature as a partner of the Partnership and/or Signature's assignment of the Partnership Interest hereunder; provided, however, that each party shall bear the expenses of its own legal and accounting fees.

12. This Assignment and Third Amendment shall be construed and enforced in accordance with the laws of the State of Maryland.





                        [Signatures appear on next page.]

IN WITNESS WHEREOF, the undersigned parties have hereunto affixed their signatures and seals as of the day and year first above written.

                                    WITHDRAWING PARTNER:

                                    SIGNATURE CARRIAGE HILL VILLAGE
WITNESS/ATTEST                       APARTMENTS LIMITED PARTNERSHIP


                                    By: Signature-CHV, Inc., General Partner


___________________________               By: /s/ Joseph J. Fonte  (SEAL)
                                              -------------------
                                          Name:  Joseph J. Fonte
                                                 Title:  President


                                    REMAINING PARTNERS:
                                    -------------------
                                    PAINE WEBBER INCOME PROPERTIES FIVE
WITNESS/ATTEST                       LIMITED PARTNERSHIP

                                    By: Fifth Income Properties Fund, Inc.,
                                        Managing General Partner


___________________________               By: /s/ Rock M. D'Errico  (SEAL)
                                              --------------------
                                                Name:  Rock M. D'Errico
                                                Title:  Vice President


                                    JBG/CARRIAGE HILL VILLAGE LIMITED
                                    PARTNERSHIP

                                    By: JBG Real Estate Associates IV, Inc.,
                                          General Partner


___________________________               By: /s/ Michael J. Glosserman (SEAL)
                                              -------------------------
                                                Name:  Michael J. Glosserman
                                                Title:  President

                                    EXHIBIT A

                              PARTNERSHIP INTERESTS


Partner Name and                    Capital           Percentage of
 Address                            Contribution      Partnership Interest
 -------                            ------------      --------------------

JBG/Carriage Hill Village
  Limited Partnership
1250 Connecticut Avenue, N.W.,
  Suite 500
Washington, DC 20036                                        20%

Paine Webber Income Properties
  Five Limited Partnership
265 Franklin Street
Boston, MA 02110                                            80%

                               FOURTH AMENDMENT
                                      TO
                             AMENDED AND RESTATED
                          GENERAL PARTNERSHIP AGREEMENT
                                      OF
                      RANDALLSTOWN CARRIAGE HILL ASSOCIATES


      THIS FOURTH AMENDMENT TO AMENDED AND RESTATED GENERAL PARTNERSHIP AGREEMENT OF RANDALLSTOWN CARRIAGE HILL ASSOCIATES (this "Amendment") is made and entered into effective for all purposes and in all respects as of the 23rd day of June, 1998 (the "Effective Date"), by and among the undersigned parties.

      WHEREAS, the parties hereto heretofore formed a general partnership, known as Randallstown Carriage Hill Associates (the "Partnership");

      WHEREAS, in connection with the formation of the Partnership the parties executed that certain Amended and Restated General Partnership Agreement, made as of July 8, 1988 by and among Signature, JBG and PW (as subsequently amended, the "Agreement");

      WHEREAS, the parties entered into that certain First Amendment to Randallstown Carriage Hill Associates Amended and Restated General
Partnership Agreement made as of July 8, 1988;

      WHEREAS, the parties entered into that certain Second Amendment to Randallstown Carriage Hill Associates Amended and Restated General
Partnership Agreement made as of May 31, 1995;

      WHEREAS, the parties entered into that certain Third Amendment to Randallstown Carriage Hill Associates Amended and Restated General
Partnership Agreement made as of June 23, 1998;

      WHEREAS, the parties desire to further amend the Agreement as provided herein to appoint PW as the Managing General Partner of the Partnership;

      WHEREAS, the parties hereto desire to set forth herein the terms and conditions of their agreements and understandings with respect to the foregoing and certain other matters.

      NOW, THEREFORE, in consideration of the foregoing, of the mutual promises of the parties contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby covenant and agree as follows:

      1. A. The preamble hereto is incorporated herein and, by this reference, made a substantive part hereof.

            B. All capitalized terms and phrases not expressly defined herein shall have the meanings ascribed to them in the Agreement.

      2. A. Section 3.1B of the Agreement is hereby deleted in its entirety and replaced by the following:

                        B.    PW is hereby designated
                              as  Managing General
                              Partner.

            B. Section 3.1 of the Agreement is further modified hereby by removing all references to Signature and replacing them with PW.

            C. Section 3.1 of the Agreement is further modified by removing all references to JBG/PW and replacing them with JBG.

            D. Section 3.6 of the Agreement relating to "Major Decisions" is hereby amended by removing all references to JBG/PW and replacing them with JBG. All references to Signature are hereby removed and replaced with PW.

      3. To the extent, if any, that any provision of this Amendment conflicts with or differs from any provision of the Agreement, such provision of this Amendment shall prevail and govern for all purposes and in all respects.

      4. Except as modified hereby or as required to be consistent herewith, the Agreement and each of its terms and provisions are hereby ratified and confirmed for all purposes and in all respects.

      5. This Amendment may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

      6. This Amendment shall be construed and enforced in accordance with the laws of the State of Maryland.

                        [Signatures appear on next page.]

      IN WITNESS WHEREOF, the undersigned parties have hereunto affixed their signatures and seals as of the day and year first above written.

                                GENERAL PARTNERS:

                                    PAINE WEBBER INCOME PROPERTIES FIVE
WITNESS/ATTEST                       LIMITED PARTNERSHIP

                                    By: Fifth Income Properties Fund, Inc.,
                                        Managing General Partner


___________________________               By:  /s/ Rock M. D'Errico  (SEAL)
                                               --------------------
                                                Name: Rock M. D'Errico
                                                Title:  Vice President


                                    JBG/CARRIAGE HILL VILLAGE LIMITED
                                    PARTNERSHIP

                                    By: JBG Real Estate Associates IV, Inc.,
                                        General Partner


___________________________               By:  /s/ Michael J. Glosserman (SEAL)
                                               -------------------------------
                                                Name:  Michael J. Glosserman
                                                Title:

                                  ASSIGNMENT
                                     AND
                               FIRST AMENDMENT
                                      TO
                             OPERATING AGREEMENT
                                      OF
                          SIGNATURE PARTNERS, L.L.C.


      THIS ASSIGNMENT AND FIRST AMENDMENT TO OPERATING AGREEMENT OF SIGNATURE PARTNERS, L.L.C (this "Assignment and First Amendment") is made and entered into effective for all purposes and in all respects as of the 23rd day of June, 1998 (the "Effective Date"), by and among the undersigned parties.

      WHEREAS, the parties hereto heretofore formed a limited liability company under the laws of the State of Maryland, known as SIGNATURE PARTNERS, L.L.C. (the "LLC");

      WHEREAS, in connection with the formation of the LLC the parties executed that certain Operating Agreement of Signature Partners, L.L.C., made as of February 20, 1998 by and among Signature, JBG and PW
 ( the "Agreement");

      WHEREAS, Signature is the legal and beneficial owner of a fifty percent (50%) membership interest ("Seller's Interest") in the LLC;

      WHEREAS, Signature desires to withdraw from the LLC and to assign Seller's Interest in the LLC to JBG and PW;

      WHEREAS, Signature desires to assign a ten percent (10%) interest in the LLC to JBG and a forty percent (40%) interest in the LLC to PW;

      WHEREAS, JBG and PW desire to accept, acknowledge, ratify and consent to the withdrawal of Signature and the assignment of Seller's Interest as provided above;

      WHEREAS, the parties hereto desire to set forth herein the terms and conditions of their agreements and understandings with respect to the foregoing and certain other matters.

      NOW, THEREFORE, in consideration of the payment by JBG and PW to Signature of the sum of ONE HUNDRED FIFTY ONE THOUSAND, SEVEN HUNDRED EIGHTY-SEVEN AND 71/100 DOLLARS ($151,787.79), of the mutual promises of the parties contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby covenant and agree as follows:

1. A. The preamble hereto is incorporated herein and, by this reference, made a substantive part hereof.

      B. All capitalized terms and phrases not expressly defined herein shall have the meanings ascribed to them in the Agreement.

2. A. As of the effective date of this Assignment and First Amendment, Signature hereby withdraws from the L.L.C.

      B. The undersigned Members hereby accept, acknowledge, ratify and consent to the withdrawal of Signature.

      C. Signature hereby assigns and transfers unto JBG and PW, and JBG and PW hereby accept, Signature's legal and beneficial right, title and interest in and to Seller's Interest in the percentage amounts specified above.

3. Signature represents and warrants to JBG and PW that Signature is the legal and beneficial owner of Seller's Interest, free and clear of any options, contracts, commitments, demands, liens, charges, claims, security interests or encumbrances whatsoever (other than the Agreement), and that it has the full, absolute and entire power and legal right to execute, deliver and perform this Assignment and First Amendment.

4. JBG and PW, respectively, represent and warrant to Signature that each has the full, absolute and entire power and legal right to execute, deliver and perform this Assignment and First Amendment.

5. The parties hereto hereby covenant and agree that any of them shall at any time subsequent to the date hereof, and upon the request of any other party, transfer, execute and deliver any and all documents (including, without limitation, any amendments to the Agreement) reasonably required in accordance with the agreements of the parties set forth herein in order to effectuate this Assignment and First Amendment.

6. From and after the Effective Date, JBG and PW, jointly and severally, together with their successors and assigns, shall defend, indemnify and hold harmless Signature, its officers, directors, owners, agents and employees, against and from any and all actions, suits, claims, demands, liabilities, losses, damages, obligations, costs and expenses (including court costs and attorneys' fees) arising from or in any way connected to the operation or the business of the LLC.

7. Exhibit A of the Agreement is hereby deleted in its entirety and Exhibit A attached hereto is hereby substituted in lieu thereof.

8. To the extent, if any, that any provision of this Assignment and First Amendment conflicts with or differs from any provision of the Agreement, such provision of this Assignment and First Amendment shall prevail and govern for all purposes and in all respects.

9. Except as modified hereby or as required to be consistent herewith, the Agreement and each of its terms and provisions are hereby ratified and confirmed for all purposes and in all respects.

10.   This   Assignment   and  First   Amendment  may  be  executed  in  several
      counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

11. Signature shall in no way be liable for any expense incurred, if any, in preparing and filing for record any amendment of the Agreement or of any mortgage, financing statement or other document necessitated by the withdrawal of Signature as a member of the LLC and/or Signature's assignment of the Seller's Interests hereunder; provided, however, that each party shall bear the expenses of its own legal and accounting fees.

12. This Assignment and First Amendment shall be construed and enforced in accordance with the laws of the State of Maryland.

                      [Signatures appear on next page.]

      IN WITNESS WHEREOF, the undersigned parties have hereunto affixed their signatures and seals as of the day and year first above written.

                                    WITHDRAWING MEMBER:

                                    SIGNATURE CARRIAGE HILL VILLAGE
                                    APARTMENTS LIMITED PARTNERSHIP
WITNESS/ATTEST

                                    By:   SIGNATURE-CHV, INC.,
                                          General Partner


___________________________               By: /s/ Joseph J. Fonte  (SEAL)
                                              -------------------
                                              Name:  Joseph J. Fonte
                                              Title:  President


                                    REMAINING MEMBERS:

                                    PAINE WEBBER INCOME PROPERTIES FIVE
WITNESS/ATTEST                       LIMITED PARTNERSHIP

                                    By:   FIFTH INCOME PROPERTIES FUND, INC.,
                                          Managing General Partner


___________________________               By:  /s/ Rock M. D'Errico  (SEAL)
                                               --------------------
                                                Name:  Rock M. D'Errico
                                                Title:  Vice President


                                    JBG/CARRIAGE HILL VILLAGE LIMITED
                                    PARTNERSHIP

                                    By:   JBG REAL ESTATE ASSOCIATES IV,
                                          INC.,  General Partner


___________________________               By: /s/ Michael J. Glosserman (SEAL)
                                              -------------------------
                                                Name:  Michael J. Glosserman
                                                Title:  President

                                    EXHIBIT A

                              PARTNERSHIP INTERESTS


Partner Name and                    Capital           Percentage of
 Address                            Contribution      Partnership Interest
 -------                            ------------      --------------------

JBG/Carriage Hill Village
  Limited Partnership
1250 Connecticut Avenue, N.W.,
  Suite 500
Washington, DC 20036                                        20%

Paine Webber Income Properties
  Five Limited Partnership
265 Franklin Street
Boston, MA 02110                                            80%

                               SECOND AMENDMENT
                                      TO
                               OPERATING AGREEMENT
                                      OF
                          SIGNATURE PARTNERS, L.L.C.


      THIS SECOND AMENDMENT TO OPERATING AGREEMENT OF SIGNATURE PARTNERS, L.L.C.(this "Amendment") is made and entered into effective for all purposes and in all respects as of the 23rd day of June, 1998 (the "Effective Date"), by and among the undersigned parties.

      WHEREAS, the parties hereto heretofore formed a limited liability company under the laws of the State of Maryland, known as SIGNATURE PARTNERS, L.L.C. (the "LLC");

      WHEREAS, in connection with the formation of the LLC the parties executed that certain Operating Agreement of Signature Partners, L.L.C., made as of February 20, 1998 by and among Signature, JBG and PW (the "Agreement");

      WHEREAS, the parties entered into that certain First Amendment to Operating Agreement of Signature Partners, L.L.C. with an effective date of even date herewith;

      WHEREAS, the parties desire to further amend the Agreement as provided herein;

      WHEREAS, the parties hereto desire to set forth herein the terms and conditions of their agreements and understandings with respect to the foregoing and certain other matters.

      NOW, THEREFORE, in consideration of the foregoing, of the mutual promises of the parties contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby covenant and agree as follows:

      1. A. The preamble hereto is incorporated herein and, by this reference, made a substantive part hereof.

            B. All capitalized terms and phrases not expressly defined herein shall have the meanings ascribed to them in the Agreement.

      2. A. The first sentence of Section 10.1(A) of the Agreement is hereby deleted in its entirety and replaced by the following:

      The Members hereby appoint PW to act as the Operating Manager of the Company.

            B. Section 6.6 of the Agreement relating to ABuy-Sell is further modified hereby by removing all references to Signature and replacing them with PW.

            C. Section 6.6 of the Agreement relating to ABuy-Sell is further modified by removing all references to JBG/PW and replacing them with JBG.

            D. Section 10.2 of the Agreement relating to AMajor Decisions is hereby amended by removing all references to JBG/PW and replacing them with JBG. All references to Signature are hereby removed and replaced with PW.

            E. The last sentence of Section 5.1 of the Agreement is hereby deleted.

      3. To the extent, if any, that any provision of this Amendment conflicts with or differs from any provision of the Agreement, such provision of this Amendment shall prevail and govern for all purposes and in all respects.

      4. Except as modified hereby or as required to be consistent herewith, the Agreement and each of its terms and provisions are hereby ratified and confirmed for all purposes and in all respects.

      5. This Amendment may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

      6. This Amendment shall be construed and enforced in accordance with the laws of the State of Maryland.

                        [Signatures appear on next page.]

      IN WITNESS WHEREOF, the undersigned parties have hereunto affixed their signatures and seals as of the day and year first above written.



                                    PAINE WEBBER INCOME PROPERTIES FIVE
WITNESS/ATTEST                      LIMITED PARTNERSHIP

                                    By:   FIFTH INCOME PROPERTIES FUND, INC.,
                                          Managing General Partner


___________________________               By:  /s/ Rock M. D'Errico  (SEAL)
                                               --------------------
                                                Name:  Rock M. D'Errico
                                                Title:  Vice President


                                    JBG/CARRIAGE HILL VILLAGE LIMITED
                                    PARTNERSHIP

                                    By:   JBG REAL ESTATE ASSOCIATES IV,
                                          INC., General Partner


___________________________               By: /s/ Michael J. Glosserman  (SEAL)
                                              -------------------------
                                              Name:  Michael J. Glosserman
                                              Title:  President

            INDEMNITY, ASSUMPTION AND RELEASE AGREEMENT


      THIS INDEMNITY, ASSUMPTION AND RELEASE AGREEMENT is entered into as of June 23, 1998 by and among Signature Carriage Hill Village Apartments Limited
Partnership ("Signature"), Paine Webber Income Properties Five Limited Partnership ("PW") and JBG/ Carriage Hill Village Limited Partnership ("JBG").


                             W I T N E S S E T H:

      WHEREAS, Signature, JBG and PW constituted all of the members of Randallstown Carriage Hill Associates (the APartnership@) pursuant to the terms of that certain Amended and Restated General Partnership Agreement of Randallstown Carriage Hill Associates dated as of July 8, 1988, as amended by that certain First Amendment dated as of July 8, 1988 and that certain Second Amendment dated as of May 31, 1995 (the APartnership Agreement@).

      WHEREAS, Signature, JBG and PW constituted all of the members of Signature Partners, L.L.C. (the ALLC@) pursuant to the terms of that certain Operating Agreement of Signature Partners, L.L.C. (the AOperating Agreement@);

      WHEREAS, pursuant to the terms of the Operating Agreement, Signature has agreed to sell and PW and JBG have agreed to purchase Signatures= interests in the Partnership and the LLC (collectively, ASignature=s Interests@);

      WHEREAS, as required by the terms of the Operating Agreement, JBG and PW must indemnify Signature from any claims made pursuant to any guaranties or other financial undertakings for obligations of the Partnership and the LLC;

      WHEREAS, as required by the terms of the Operating Agreement, JBG, PW and Signature must release each other from any activities relating to the activities of the LLC and the Partnership arising prior to the date hereof;

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

      1.  JBG and PW  hereby  agree  to  protect,  defend,  indemnify  and  hold
Signature, its officers, directors, owners, agents and employees, and Signature=s affiliates, including without limitation, Signature Management Services, Inc. harmless from any liability arising out of or relating to the Seller's Recourse Liabilities set forth on Exhibit A hereto which arise or relate to periods after the date hereof.

      2. Signature hereby releases PW, JBG, the Partnership and the LLC, their respective officers, directors, owners, agents, employees and affiliates from any claims for damages or otherwise relating to any and all acts and or conduct relating to the LLC or the Partnership occurring or performed during the term of the Partnership or the LLC prior to the date hereof other than those claims that arise from the gross negligence, willful misconduct or malfeasance of PW, JBG, the Partnership, the LLC or their respective officers, directors, owners, agents, employees and affiliates.

      3. PW and JBG on their own account and on behalf of the Partnership and the LLC, hereby release Signature and its officers, directors, owners, agents, employees and affiliates (other than Signature Management Services, Inc.)
(collectively, the ASignature Entities@) from any claims for damages or otherwise relating to any and all acts and or conduct relating to the LLC or the Partnership occurring or performed during the term of the Partnership or the LLC prior to the date hereof other than those claims that arise from the gross negligence, willful misconduct or malfeasance of Signature or the Signature Entities.

      4. Nothing contained herein shall abrogate the responsibility of the Partnership and the LLC, if any, to indemnify Signature or the Signature Entities for actions taken as the Operating Manager of the LLC or the Managing Partner of the Partnership, as applicable and as more fully specified in the Partnership Agreement and the Operating Agreement.

      5. Nothing contained herein shall abrogate the responsibilities of the Partnership and Signature Management Services, Inc. to indemnify each other retrospectively or prospectively, in accordance with the provisions of that certain Management Agreement dated July 8, 1988, as amended.

      6. Nothing contained herein shall abrogate the responsibilities of the parties to indemnify each other or to perform in accordance with the terms and provisions of: (i) the Assignment and Third Amendment to Amended and Restated General Partnership Agreement of Randallstown Carriage Hill Associates of even date herewith; (ii) the Assignment and First Amendment to Operating Agreement of Signature Partners, L.L.C. of even date herewith and (iii) the Amended and Restated Deposit Money Escrow Agreement dated as of June 18, 1998.

      7. To the extent of any conflict  between the terms of this  Agreement and
(i) paragraph 6 of the Assignment and Third Amendment to Amended and Restated General Partnership Agreement of Randallstown Carriage Hill Associates of even date herewith or (ii) paragraph 6 of the Assignment and First Amendment to Operating Agreement of Signature Partners, L.L.C. of even date herewith, the terms of this Agreement shall control.

IN WITNESS WHEREOF, the undersigned parties have hereunto affixed their signatures and seals as of the day and year first above written.


                                    SIGNATURE CARRIAGE HILL VILLAGE
WITNESS/ATTEST                       APARTMENTS LIMITED PARTNERSHIP


                                    By: Signature-CHV, Inc., General Partner


___________________________               By: /s/ Joseph J. Fonte  (SEAL)
                                              -------------------
                                                Joseph J. Fonte
                                                President



                                    PAINE WEBBER INCOME PROPERTIES FIVE
WITNESS/ATTEST                       LIMITED PARTNERSHIP

                                    By: Fifth Income Properties Fund, Inc.,
                                        Managing General Partner


___________________________               By:  /s/ Rock M. D'Errico  (SEAL)
                                               --------------------
                                                Name:  Rock M. D'Errico
                                                Title:  Vice President


                                    JBG/CARRIAGE HILL VILLAGE LIMITED
                                    PARTNERSHIP

                                    By: JBG Real Estate Associates IV, Inc.,
                                          General Partner


___________________________               By: /s/ Michael J. Glosserman  (SEAL)
                                              -------------------------
                                                Name:  Michael J. Glosserman
                                                Title:  President

                                    EXHIBIT A
                          SELLER'S RECOURSE LIABILITIES

None.

                     THIRD AMENDMENT TO MANAGEMENT AGREEMENT


      THIS THIRD AMENDMENT TO MANAGEMENT AGREEMENT, dated as of June 23, 1998, is entered into by and among Randallstown Carriage Hill Associates ("Owner") and Signature Management Services, Inc. ("Manager").

      WHEREAS, Owner and Manager entered into that certain Management Agreement dated July 8, 1998 (the "Original Management Agreement"), as amended by that certain First Amendment to Management Agreement dated as of January 1, 1996 (the "First Amendment") as further amended by that certain Second Amendment to Management Agreement (the "Second Amendment") dated as of October 1, 1996 (the Original Management Agreement, the First Amendment, the Second Amendment, collectively and as modified herein, the "Management Agreement");

      WHEREAS, prior to the date hereof, Signature Carriage Hill Village Apartments Limited Partnership ("Signature"), Paine Webber Income Properties Five Limited Partnership ("PW") and JBG/ Carriage Hill Village Limited Partnership ("JBG") were the general partners of Owner;

      WHEREAS, JBG and PW have agreed to purchase and Signature has agreed to sell Signature's interests in Owner and in Signature Partners, L.L.C.

      WHEREAS, the purchase of the Signature's interests in Owner was governed by the terms of Section 6.6 of the Operating Agreement of Signature Partners, L.L.C. (the "Buy-Sell Provisions").

      WHEREAS, the Buy-Sell Provisions would have required Signature to cause Manager to terminate the Management Agreement;

      WHEREAS, JBG and PW do not wish to terminate the Management Agreement at this time;

      NOW, THEREFORE in consideration of the mutual covenants contained herein, the adequacy and receipt of which are hereby acknowledged, the parties hereto agree as follows:


      1. JBG and PW hereby agree that, except as hereby amended, the Management Agreement shall remain in effect in accordance with its terms notwithstanding the right of Owner to terminate the Management Agreement on this date.

      2. Section 7(h) of the Original Management Agreement is hereby deleted.

      3. Notice to the Owner under Section 13.6 of the Original Management Agreement shall be given as follows:

      If to Owner:
            c/o Paine Webber Income Properties Five Limited Partnership 265 Franklin Street
            Boston, MA 02110
            Attn: Mr. Rock D'Errico
with a copy to:

            JBG/Carriage Hill Village Limited Partnership
            1250 Connecticut Avenue, N.W., Suite 500
            Washington, D.C. 20036
            Attn: Mr. Michael J. Glosserman and Mr. William Elam

      4. Paragraph 3 of the Second Amendment is hereby deleted.

      5. Manager certifies to Owner that all management fees and reimbursements due to Manager under the Management Agreement have been currently paid through the date hereof.

      6. The waiver contained herein shall not constitute nor shall it be deemed to constitute a waiver of any future right to terminate the Management Agreement, including without limitation, Owner's right to terminate the Management Agreement pursuant to paragraph 7 thereof.

      7. Notwithstanding anything to the contrary set forth in Sections 4(a)(v) and 4(a)(xii) of the Original Management Agreement, Owner and Manager acknowledge and agree that all on-site personnel at the project are employees of Manager and not Owner and that all expenses paid from gross revenues with respect to such personnel as set forth in Paragraph 4(a)(xii) of the Original Management Agreement shall be deemed reimbursable to Manager for the same. Manager and Owner further agree that Exhibit A of the Management agreement is hereby deleted in its entirety and Exhibit A attached hereto is hereby substituted in lieu thereof.

      8. The parenthetical in Section 4(c) shall be amended to read ?(except as set forth in Paragraph 4(a)(xii) and Section 6 thereof).

      9. Owner and Manager hereby agree that the Owner's recourse to "funds which Agent is entitled" under Section 11 of the Original Management Agreement shall refer solely to the management fees payable to Manager and not to any reimbursements due to Manager pursuant to Section (4)(a)(xii) of the Original Management Agreement.

      10. Manager agrees to procure and maintain during the term of the Management Agreement, at Owner's expense, liability and casualty insurance with commercially reasonable coverage limits and deductibles.

      IN WITNESS WHEREOF, the undersigned have executed this Third Amendment to Management Agreement as of the date first written above.

                              RANDALLSTOWN CARRIAGE HILL ASSOCIATES

                              BY:   PAINE WEBBER INCOME PROPERTIES FIVE
WITNESS/ATTEST                       LIMITED PARTNERSHIP

                                    BY: FIFTH INCOME PROPERTIES FUND, INC.,
                                        MANAGING GENERAL PARTNER


___________________________               BY:   /s/ Rock M. D'Errico   (SEAL)
                                                --------------------
                                                Name:  Rock M. D'Errico
                                                Title:  Vice President


                              BY:   JBG/CARRIAGE HILL VILLAGE LIMITED
                                    PARTNERSHIP

                                    BY: JBG REAL ESTATE  SSOCIATES IV, INC.,
                                        GENERAL PARTNER


___________________________               By: /s/ Michael J. Glosserman (SEAL)
                                              -------------------------
                                              Name:  Michael J. Glosserman
                                              Title:  President


                              SIGNATURE MANAGEMENT SERVICES, INC.

                              BY: /s/ Joseph J. Fonte
                                  -------------------
                                  Joseph J. Fonte
                                  President

                                    Exhibit A

     Any employee of Manager who does not work on-site, including without limitation, Joseph J. Fonte, David Garder and Nancy Kaul.